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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 26, 1996


                             A.H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-8598              75-0135890
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
     of Incorporation)            File Number)       Identification No.)


                                P.O. Box 655237
                           Dallas, Texas  75265-5237
                    (Address of Principal Executive Offices)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 977-6606

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ITEM 5.   OTHER EVENTS.
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          On September 26, 1996, Registrant announced in a press release, attached hereto as Exhibit 99.1, that it has entered into a merger agreement with The Providence Journal Company ("Company") providing for Company to merge with a wholly-owned subsidiary of Registrant. Under the terms of the proposed merger, in exchange for their shares of common stock of the Company, the Company's stockholders may elect to receive either (i) cash, (ii) shares of Registrant's Series A Common Stock or (iii) a combination thereof, subject to certain proration mechanisms. The transaction is subject to conditions contained in the Agreement and Plan of Merger, attached hereto as Exhibit 2.1 (the "Merger Agreement"), including approval by stockholders of both Registrant and Company. The description of the transaction contained in the press release is qualified in its entirety by reference to the Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits.

               2.1 Agreement and Plan of Merger, dated as of September 26, 1996.

              99.1  Press Release, dated September 26, 1996.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            A.H. BELO CORPORATION


Dated:  September 27, 1996                  By:            /s/
                                               -------------------------------
                                               Michael D. Perry
                                               Senior Vice President and
                                               Chief Financial Officer

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                                 EXHIBIT LIST

Exhibit No.                  Description                 Sequentially Numbered
                                                                 Page
2.1                          Agreement and Plan of
                             Merger, dated as of
                             September 26, 1996

99.1                         Press Release, dated
                             September 26, 1996